Exhibit 99.1

ZONE FRONTIER INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

	As of June 30, 2026
	As Reported	Disposition	Pro Forma
Assets
Current assets:
Cash and cash equivalents	$15,435,213	$(837,422)	$14,597,791
Accounts receivable, net	458,303	(458,303)	-
Inventory, net	909,219	(909,219)	-
Deferred offering costs	-		-
Note receivable, related party	1,000,000	300,000 [1]	1,300,000
Prepaid expenses and other current assets	906,310	(537,598)	368,712
Total current assets	18,709,045	(2,442,542)	16,266,503
Property and equipment, net	53,759	(53,028)	731
Right of use assets	254,972	(254,972)	-
Digital assets	33,480,376	-	33,480,376
Intangibles, net	-	-	-
Goodwill	-	-	-
Note receivable, related party	-	3,050,000 [1]	3,050,000
Other assets	9,440	(9,440)	-
Total assets	$52,507,592	$290,018	$52,797,610

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$720,067	$(320,844)	$399,223
Lease liability – current	159,126	(159,126)	-
Note payable – current	-	-	-
Note payable – related party	-	-	-
Due to related parties	1,619	(1,619)	-
Total current liabilities	880,812	(481,589)	399,223
Lease liability – non-current	113,972	(113,972)	-
Note payable – non-current	-	-	-
Total liabilities	994,784	(595,561)	399,223

Commitments and contingencies (Note 19)

Stockholders’ Equity
Class A Common Stock; $0.0001 par value, 50,000,000 shares authorized as of June 30, 2025; 0 and 1,875,795 shares issued and outstanding as of June 30, 2026 and 2025, respectively	-	-	-
Common Stock (formerly class B); $0.0001 par value, 6,942,000,000 shares authorized; 226,050,057 and 9,961,227 shares issued and outstanding as of June 30, 2026 and 2025, respectively	22,605	-	22,605
Additional paid-in capital	239,630,545	-	239,630,545
Other comprehensive income	67,746	-	67,746
Accumulated deficit	(188,208,088)	885,579 [1]	(187,322,509)
Total stockholders’ equity	51,512,808	885,579	52,398,387
Total liabilities and stockholders’ equity	$52,507,592	$290,018	$52,797,610

(1)	Reflects the estimated gain (loss) on sale we would have recognized upon completion of the 2026 Dispositions as if the sale occurred as of June 30, 2026.

As of June 30, 2026
Sale price	$3,350,000
Less: net book value	(2,464,421)
Less: transaction fees	(195,248)
Gain on sale of assets	$885,579

ZONE FRONTIER INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	As of June 30, 2026
	As Reported	Disposition	Pro Forma
Revenue, net	$3,406,434	$(3,406,434)	$-
Cost of sales (exclusive of depreciation shown separately below)	2,118,487	(2,118,487)	-
Gross profit	1,287,947	(1,287,947)	-
Operating expenses:
General and administrative	56,492,928	(16,495,894)	39,997,034
Advertising expense	276,231	(149,213)	127,018
Depreciation and amortization expense	259,598	(259,517)	81
Goodwill impairment	2,237,910	(2,237,910)	-
Total operating expenses	59,266,667	(19,142,534)	40,124,133
Loss from continued operations	(57,978,720)	(17,854,587)	(40,124,133)

Other income (expense)
Interest income (expense), net	140,365	132,238	272,603
Change in fair value of digital assets	(116,318,363)	-	(116,318,363)
Foreign exchange gain (loss)	(4,146)	4,146	-
Total other income (expense)	$(116,182,144)	$136,384	(116,045,760)

Net loss	$(174,160,864)	$17,990,971	$(174,160,864)
Foreign currency translation adjustment	67,746	(67,674)	-
Total comprehensive loss	$(174,093,118)	$17,923,225	$(156,923,225)

Net loss per share of Class A and common stock (formerly class B), basic and diluted	$(1.04)	$0.10	$(0.94)
Weighted average shares used in computing net loss per Class A share, basic and diluted	-	-	-
Weighted average shares used in computing net loss per Class B share, basic and diluted	167,097,047	-	167,097,047

ZONE FRONTIER INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	As of June 30, 2025
	As Reported	Disposition	Pro Forma
Revenue, net	$2,072,834	$(2,072,834)	$-
Cost of sales (exclusive of depreciation shown separately below)	1,086,369	(1,086,369)	-
Gross profit	986,465	(986,465)	-
Operating expenses:
General and administrative	7,081,299	(7,081,299)	-
Advertising expense	92,598	(92,598)	-
Depreciation and amortization expense	198,909	(198,909)	-
Goodwill impairment	-	-	-
Total operating expenses	7,372,806	(7,372,806)	-
Loss from continued operations	(6,386,341)	(6,386,341)	-

Other income (expense)
Interest income (expense), net	(356,054)	356,064	-
Change in fair value of digital assets	-	-	-
Foreign exchange gain (loss)	120	(120)	-
Total other income (expense)	$(355,934)	$355,934	-

Net loss	$(6,742,275)	$6,742,275	$-
Foreign currency translation adjustment	21,259	(21,259)	-
Total comprehensive loss	$(6,721,016)	$6,721,016	$-

Net loss per share of Class A and common stock (formerly class B), basic and diluted	$(0.79)	$0.79	$-
Weighted average shares used in computing net loss per Class A share, basic and diluted	228,891	-	228,891
Weighted average shares used in computing net loss per Class B share, basic and diluted	8,320,481	-	8,320,481

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